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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Amendment Number 2 to Form SB-2 of our report dated March 29, 2005, relating to the financial statements of Power Efficiency Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Sobel & Co., LLC Certified Public Accountants
December 14, 2005 Livingston, New Jersey

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM